                                                                   Exhibit 10.93

                                                                  Exhibit E-2 to
                                                         Intercreditor Agreement

                                                                  EXECUTION COPY


================================================================================


                           SUBORDINATED LOAN AGREEMENT



                          dated as of December 15, 1999



                                 by and between



                            MIDWEST GENERATION, LLC,
                                   as Borrower



                                       and



                          EDISON MISSION OVERSEAS CO.,
                                    as Lender


================================================================================

                           SUBORDINATED LOAN AGREEMENT

          This SUBORDINATED LOAN AGREEMENT, dated as of December 15, 1999 (this "AGREEMENT"), is by and between MIDWEST GENERATION, LLC, a Delaware limited liability company, as borrower ("BORROWER"), and EDISON MISSION OVERSEAS CO., a Delaware corporation, as lender ("LENDER").

                                    RECITALS

          WHEREAS, Edison Mission Midwest Holdings Co. ("HOLDINGS") has entered into the Credit Agreement, dated as of December 15, 1999 (the "HOLDINGS CREDIT AGREEMENT"), with certain commercial lending institutions party thereto (the "HOLDINGS LENDERS") and The Chase Manhattan Bank, as Administrative Agent for the Holdings Lenders, pursuant to which the Holdings Lenders have agreed to make loans (the "HOLDINGS LOANS") to Holdings from time to time on the terms and subject to the conditions contained in the Holdings Credit Agreement;

          WHEREAS, Lender is a wholly-owned subsidiary of Holdings, and Holdings has agreed to make an equity contribution (the "HOLDINGS EQUITY CONTRIBUTION") to Lender;

          WHEREAS, Borrower has requested that Lender make a loan to Borrower;
and

          WHEREAS, Lender is willing to make such loans to Borrower on the terms and subject to the conditions contained herein.

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                     DEFINITIONS; PRINCIPLES OF CONSTRUCTION

          Section 1.1 DEFINITIONS.

               (a) HOLDINGS CREDIT AGREEMENT. Unless otherwise expressly provided herein, capitalized terms used but not defined in this Agreement shall have the meanings given to such terms in the Holdings Credit Agreement.

               (b) OTHER DEFINED TERMS. The following terms, when used herein, shall have the following meanings:

               "EVENT OF DEFAULT" shall have the meaning given to such term in
     SECTION 3.1.

               "FINANCE LOANS" shall have the meaning given to such term in
     SECTION 2.1.

               "SUBORDINATION AGREEMENT" shall mean the Subordination Agreement, dated as of December 15, 1999, by and among the Holdings Collateral Agent, Lender and Borrower.

          Section 1.2 PRINCIPLES OF CONSTRUCTION. Unless otherwise expressly provided herein, the principles of construction set forth in the Holdings Credit Agreement shall apply to this Agreement.

                                   ARTICLE II
                          SUBORDINATED LOANS; PAYMENTS

          Section 2.1 SUBORDINATED LOANS. Lender agrees to make three loans (the "FINANCE LOANS") upon written request therefor by the Borrower to Borrower in the aggregate principal amount not to exceed the amount of the Holdings Equity Contribution. The Finance Loans shall consist of (i) a loan in an amount up to $840 million (the "TRANCHE A FINANCE LOAN"), (ii) a loan in an amount up to $839 million (the "TRANCHE B FINANCE LOAN"), and (iii) a loan in an amount up to $150 million (the "TRANCHE C FINANCE LOAN").

          Borrower may from time to time prepay, in whole or in part, and reborrow the Finance Loans; PROVIDED that the aggregate principal amount of the Finance Loans outstanding shall not at any time exceed $1.829 billion (the "FINANCE LOAN COMMITMENT"). The obligation of Lender to make the Finance Loans to Borrower shall terminate automatically on the Tranche A Loan Commitment Termination Date (as defined in the Holdings Credit Agreement) for the Tranche A Finance Loan, the Tranche B Loan Commitment Termination Date (as defined in the

Holdings Credit Agreement) for the Tranche B Finance Loan, and the Tranche C Loan Commitment Termination Date (as defined in the Holdings Credit Agreement) for the Tranche C Finance Loan. Borrower shall execute a promissory note for each Finance Loan in form and substance substantially similar to EXHIBIT A hereto and otherwise in form and substance as is agreed by the parties hereto.

          Section 2.2 PRINCIPAL PAYMENTS.

               (a) REGULAR REPAYMENTS. (i) The Tranche A Finance Loan shall mature, and Borrower unconditionally promises to pay in full the unpaid principal of the Tranche A Finance Loan to Lender, on the Tranche A Loan Commitment Termination Date (as defined in the Holdings Credit Agreement).

               (ii) The Tranche B Finance Loan shall mature, and Borrower unconditionally promises to pay in full the unpaid principal of the Tranche B Finance Loan to Lender, on the Tranche B Loan Commitment Termination Date (as defined in the Holdings Credit Agreement).

               (iii) The Tranche C Finance Loan shall mature, and Borrower unconditionally promises to pay in full the unpaid principal of the Tranche C Finance Loan to Lender, on the Tranche C Loan Commitment Termination Date (as defined in the Holdings Credit Agreement).

               (b) OPTIONAL PREPAYMENTS. Borrower may make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Finance Loan; PROVIDED that such prepayment may only be made pursuant to the provisions of SECTION 3.1.1 of the Holdings Credit Agreement. Each prepayment made pursu ant to this clause (b) shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid but shall be without premium or penalty.

               (c) MANDATORY PREPAYMENTS. Borrower shall, immediately upon any acceleration of the Loans (as defined in the Holdings Credit Agreement) pursuant to SECTIONS 9.2 and 9.3 of the Holdings Credit Agreement, repay the Finance Loans, together with accrued interest thereon, unless, pursuant to SECTION 9.3 of the Holdings Credit Agreement, only a portion of the Holdings Loans is so accelerated, in which event Borrower shall repay an equivalent portion of the Finance Loans, together with accrued interest thereon.

          Section 2.3 INTEREST PAYMENTS. (i) Borrower shall pay interest on the outstanding principal amount of the Tranche A Finance Loan on the dates, at the times, at the rates and in the amounts Holdings is required to pay interest on the Tranche A Loans pursuant to SECTION 3.2 of the Holdings Credit Agreement.

          (ii) Borrower shall pay interest on the outstanding principal amount of the Tranche B Finance Loan on the dates, at the times, at the rates and in the amounts Holdings is required to pay interest on the Tranche B Loans pursuant to SECTION 3.2 of the Holdings Credit Agreement.

          (iii) Borrower shall pay interest on the outstanding principal amount of the Tranche C Finance Loan on the dates, at the times, at the rates and in the amounts Holdings is required to pay interest on the Tranche C Loans pursuant to SECTION 3.2 of the Holdings Credit Agreement.

          Section 2.4 FEES. In consideration of the making of the Finance Loans by Lender, Borrower agrees to pay fees to Lender on the dates, at the times, at the rates and in the amounts Holdings is required to pay fees to the Lenders (as defined in the Holdings Credit Agreement) of the Holdings Loans under SECTION
3.3 of the Holdings Credit Agreement.

          Section 2.5 LEGEND. Each subordinated note in favor of Lender and any other agreement or instrument evidencing Subordinated Claims (as defined in the Subordination Agreement) shall contain the following legend conspicuously noted on the face thereof:

          "THIS [NAME OF INSTRUMENT] IS SUBJECT TO THE SUBORDINATION PROVISIONS SET FORTH IN THE SUBORDINATION AGREEMENT, DATED AS OF DECEMBER 15, 1999 BY AND AMONG EDISON MISSION OVERSEAS CO., MIDWEST GENERATION, LLC AND CITIBANK, N.A. AS HOLDINGS COLLATERAL AGENT FOR THE SECURED PARTIES,"

and a copy of this Agreement shall be attached to each such agreement or instrument.

                                   ARTICLE III
                           EVENTS OF DEFAULT; REMEDIES

          Section 3.1 EVENTS OF DEFAULT DEFINED. Each of the following events or occurrences described in this SECTION 3.1 shall constitute an "EVENT OF DEFAULT" hereunder:

               (a) NON-PAYMENT OF OBLIGATIONS. Borrower shall default in (i) the payment or prepayment when due of any principal of any Finance Loan or (ii) the payment of interest on any Finance Loan or any other obligation of Borrower hereunder within five (5) Business Days after any such interest or other obligation becomes due in accordance with the terms hereof.

               (b) BREACH OF WARRANTY. Any representation or warranty of Borrower made or deemed to be restated or remade hereunder, under any Loan Documents or in any other writing or certificate furnished by or on behalf of Borrower to Lender for the purposes of or in connection with this Agreement or any Loan Documents is or shall be incorrect when made or deemed made in any material respect.

               (c) NON-PERFORMANCE OF COVENANTS. Borrower shall default in the due performance of any covenant or agreement contained (i) herein and such default shall continue unremedied for a period of thirty (30) days after written notice thereof shall have been given to Borrower by Lender or (ii) in any Loan Document and such default shall become an Event of Default (as defined in such Loan Docu ment) pursuant to the provisions of such Loan Document.

               (d) DEFAULT ON OTHER INDEBTEDNESS. A default shall occur in the payment when due (subject to any applicable grace period), whether by accelera-tion or otherwise, of any Indebtedness (other than Indebtedness described in clause (a) above) of Borrower having a principal amount, individually or in the aggregate, of at least $20,000,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

               (e) BANKRUPTCY, INSOLVENCY. Borrower shall:

               (i) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due;

               (ii) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for Borrower or a substantial portion of its property, or make a general assignment for the benefit of creditors;

               (iii) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for Borrower or for a substantial part of its property, and such trustee, receiver, sequestrator or other custodian shall not be discharged within sixty (60) days;

               (iv) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of Borrower, and, if any such case or proceeding is not commenced by Borrower, such case or proceeding shall be consented to or acquiesced in by Borrower or shall result in the entry of an order for relief or shall remain for sixty (60) days undismissed; or

               (v) take any corporate action authorizing, or in furtherance of, any of the foregoing.

               (f) JUDGMENTS. Any judgment or order for the payment of money in excess of $20,000,000 (taking into account any insurance proceeds payable under a policy where the insurer has accepted coverage without reservation) shall be rendered against Borrower and such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within sixty (60) days from the entry thereof.

          Section 3.2 REMEDIES.

               (a) REMEDIES UPON A BANKRUPTCY. If an Event of Default described in clause (e) of SECTION 3.1 shall occur, the obligation of Lender to make the Finance Loans hereunder shall automatically terminate and the aggregate outstanding principal amount of the Finance Loans and other obligations of Bor-rower hereunder shall automatically be and become immediately due and payable, without notice, demand or presentment, all of which are hereby waived by Borrower.

               (b) REMEDIES UPON OTHER EVENTS OF DEFAULT. If any Event of Default (other than an Event of Default described in clause (e) of SECTION 3.1) shall occur for any reason, whether voluntary or involuntary, and be continuing, Lender, by written notice to Borrower, may declare (i) the obligation of Lender to make the Finance Loans to Borrower hereunder to be terminated (if not theretofore terminated) and/or (ii) all or any portion of the aggregate outstanding principal amount of the Finance Loans and other obligations of Borrower hereunder to be due and payable, whereupon the obligation of Lender to make the Finance Loans to Borrower shall terminate and/or the aggregate outstanding principal amount of the Finance Loans and other obligations of Borrower hereunder which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, all of which are hereby waived by Borrower.

               (c) RECISSION OF DECLARATION. Any declaration made pursuant to clause (b) above may, should Lender in its absolute discretion so elect, be re scinded by written notice to Borrower at any time after the principal of the Finance Loans shall have become due and payable, but before any judgment or decree for the payment of the monies so due, or any part thereof, shall have been entered; PROVIDED that Borrower shall have paid all arrears of interest upon the Finance Loans and all other amounts then owed to Lender including all costs, expenses and liabilities incurred by Lender in respect of such declaration and all consequences thereof (except principal of the Finance Loans which by such declaration shall have become payable) and every other Event of Default shall have been made good, waived or cured; and PROVIDED, FURTHER, that no such rescission or annulment shall extend to or affect any subsequent Event of Default or impair any right consequent thereon.

                                   ARTICLE IV
                                  SUBORDINATION

          The Finance Loans and all other obligations of Borrower to Lender hereunder shall be subject to, and subordinated in accordance with, the terms of the Subordination Agreement.

                                    ARTICLE V
                            MISCELLANEOUS PROVISIONS

          Section 5.1 WAIVERS, AMENDMENTS.

               (a) The provisions of this Agreement may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by Borrower and Lender.

               (b) No failure or delay on the part of Lender in exercising any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by Lender under this Agreement shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

          Section 5.2 NOTICES. All notices and other communications provided to any party hereto under this Agreement shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth below or at such other address or facsimile number as may be designated by such party in a written notice to the other party:

          To Borrower:              Midwest Generation, LLC
                                    One Financial Place
                                    440 South LaSalle Street
                                    Suite 3500
                                    Chicago, IL  60605
                                    Facsimile:  (312) 583-6111
                                    Attention:  Georgia Nelson

                                    COPY TO:
                                    Edison Mission Energy
                                    18101 Von Karman Avenue
                                    Suite 1700
                                    Irvine, CA  92612-1046
                                    Facsimile:  (949) 476-2378
                                    Attention: General Counsel

          To Lender:                Edison Mission Overseas Co.

                                    1209 Orange Street
                                    Wilmington, DE 19890
                                    Facsimile: (302) 674-8340
                                    Attention: General Counsel

                                    COPY TO:
                                    Edison Mission Energy
                                    18101 Von Karman Avenue
                                    Suite 1700
                                    Irvine, CA  92612-1046
                                    Facsimile:  (949) 476-2378
                                    Attention: General Counsel

Any notice, if mailed and properly addressed with postage prepaid shall be effective five (5) Business Days after being sent or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted (if confirmed).

          Section 5.3 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

          Section 5.4 HEADINGS. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

          Section 5.5 EXECUTION IN COUNTERPARTS, EFFECTIVENESS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

          Section 5.6 GOVERNING LAW; ENTIRE AGREEMENT. THIS AGREE MENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. This Agreement constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

          Section 5.7 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of Lender.

          Section 5.8 FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF LENDER OR BORROWER SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR OUTSIDE THE STATE OF NEW YORK. BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

          Section 5.9 WAIVER OF JURY TRIAL. LENDER AND BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF

ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF LENDER OR BORROWER. BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER ENTERING INTO THIS AGREEMENT.

          IN WITNESS WHEREOF, the parties hereto have caused this Subordinated Loan Agreement to be executed by their respective officers as of the days and year first above written.


                                   MIDWEST GENERATION, LLC,
                                   as Borrower


                                   By:      /s/ John P. Finneran, Jr.
                                            ------------------------------
                                            Name: John P. Finneran, Jr.
                                            Title: Vice President


                                   EDISON MISSION OVERSEAS CO.,
                                   as Lender


                                   By:      /s/ John P. Finneran, Jr.
                                            ------------------------------
                                            Name: John P. Finneran, Jr.
                                            Title: Vice President

                                                                    EXHIBIT A to
                                                     SUBORDINATED LOAN AGREEMENT

                                    [FORM OF]
                                 [      ](1) NOTE

$[Loan Commitment]                                         ____________ __, ____


                  FOR VALUE RECEIVED, the undersigned, MIDWEST GENERATION, LLC, a Delaware limited liability company ("BORROWER"), HEREBY PROMISES TO PAY to the order of EDISON MISSION OVERSEAS CO., a corporation organized under the laws of Delaware ("LENDER"), without setoff, counterclaim or deduction of any nature, in lawful money of the United States of America in immediately available funds,
at the office of [       ] located at [      ] on the [          ](2) Loan
Commitment Termination Date (as defined in the Finance Loan Agreement referred to below), the principal sum of _____________________ DOLLARS
($_____________) or, if less, the unpaid principal amount of the [    Loan](3)
(as defined in the Finance Loan Agreement referred to below) made by Lender pursuant to the Subordinated Loan Agreement, dated as of December 15, 1999
(the "FINANCE LOAN AGREEMENT"), by and between Borrower and Lender. All capitalized terms not otherwise defined herein are used herein as defined in the Finance Loan Agreement.

                  Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Finance Loan Agreement.

                  Payments of both principal and interest are to be made in Dollars in same day or immediately available funds to the account designated in a writing delivered by Lender to Borrower.

--------
(1)        Tranche A/ Tranche B/ Tranche C

(2)        Tranche A/ Tranche B/ Tranche C

(3)        Tranche A/ Tranche B/ Tranche C

               This [ ](4) Note evidences Indebtedness incurred under the Finance Loan Agreement to which reference is made for a statement of the terms and conditions on which Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this [ ](5)
Note and on which such Indebtedness may be declared to be immediately due and payable.

               All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

               If any payment on this [ ](6) Note becomes due and payable on a date which is not a Business Day, such payment shall be made on the next succeeding Business Day.

               THIS [     ](7) NOTE HAS BEEN DELIVERED IN NEW YORK AND
SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

--------
(4)   Tranche A/ Tranche B/ Tranche C
(5)   Tranche A/ Tranche B/ Tranche C
(6)   Tranche A/ Tranche B/ Tranche C
(7)   Tranche A/ Tranche B/ Tranche C

               THIS [     ](8) NOTE IS SUBJECT TO THE SUBORDINATION PROVISIONS
SET FORTH IN THE SUBORDINATION AGREEMENT, DATED AS OF DECEMBER 15, 1999 BY AND AMONG EDISON MISSION OVERSEAS CO., MIDWEST GENERATION, LLC AND CITIBANK, N.A. AS HOLDINGS COLLATERAL AGENT FOR THE SECURED PARTIES.

                                    MIDWEST GENERATION, LLC

                                    By:     __________________________
                                            Name:
                                            Title:





--------
(8)   Tranche A/ Tranche B/ Tranche C